Exhibit 32

                           Section 1350 Certifications
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with Respect to the North Valley Bancorp Quarterly Report on Form 10-Q
                      for the Quarter ended March 31, 2007

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 8, 2007                        /s/ Michael J. Cushman
                                          --------------------------------------
                                          Michael J. Cushman
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


Dated: May 8, 2007                        /s/ Kevin R. Watson
                                          --------------------------------------
                                          Kevin R. Watson
                                          Executive Vice President &
                                          Chief Financial Officer
                                          (Principal Financial Officer &
                                          Principal Accounting Officer)

         A signed original of this written statement required by Section 906 has been provided to North Valley Bancorp and will be retained by North Valley Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.